UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
JANUARY 3, 2007
Date of Report (Date of earliest event reported)
SMITH & WESSON HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
          On January 3, 2007, Smith & Wesson Holding Corporation completed its previously announced acquisition of Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms Company, Inc., for $102,000,000 in cash. A copy of a press release issued on January 4, 2007, announcing the completion of the acquisition is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (b) Pro Forma Financial Information.
          The unaudited pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibits

99.1	Press Release from Smith & Wesson Holding Corporation, dated January 4, 2007, entitled “Smith & Wesson Holding Corporation Completes Acquisition of Thompson/Center Arms, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: January 9, 2007	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibits

99.1	Press Release from Smith & Wesson Holding Corporation, dated January 4, 2007, entitled “Smith & Wesson Holding Corporation Completes Acquisition of Thompson/Center Arms, Inc.”

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